UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 23, 2004


                          THE CHALONE WINE GROUP, LTD.
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                    0-13406                  94-1696731
 -----------------------------  ------------------------  ----------------------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                    621 AIRPARK ROAD, NAPA, CALIFORNIA 94558
             --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (707) 254-4200

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On August 23, 2002, the Company acquired the winery and vineyard site formerly known as Chateau Beaucanon Winery in Rutherford, California. The site is the home for the Company's Provenance Vineyard brand. The purchase price was $8.9 million.

         The acquisition was funded by the issuance of two convertible subordinated promissory notes in exchange for $11 million in cash (the "2002 Notes"). The 2002 Notes were issued to Les Domaines Baron de Rothschild (Lafite) ("DBR"), in the amount of $8.25 million, and SFI Intermediate Limited or its affiliates ("SFI"), in the amount of $2.75 million. The 2002 Notes accrued interest on the principal sum at a rate of 9% per annum. The principal sum and all accrued interest were due and payable in full, two years from the date of the 2002 Notes (the "Maturity Date"). At the Maturity Date, the Company could elect to pay all of the outstanding principal and accrued interest in cash or to repay all or part of these amounts through conversion into shares of Company common stock at the conversion price of $9.4207 per share (the "Conversion Price").

         On August 23, 2004, the Company elected to repay the 2002 Notes in full through conversion into shares of its common stock at the Conversion Price. Consequently, the following additional shares were issued as of August 23, 2004:

                                              Shares
                                              ------
                           DBR              1,033,363
                           SFI                344,454
                                           ----------
                                            1,377,817
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23,  2004                     THE CHALONE WINE GROUP, LTD.



                                             By: /s/ SHAWN CONROY BLOM
                                                 ---------------------------
                                                     Shawn Conroy Blom
                                                     Chief Financial Officer



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